                           AMENDMENT AND WAIVER NO. 5

     AMENDMENT AND WAIVER NO. 5 (this "Amendment"), dated as of April __, 2000, among Scott Technologies, Inc., a Delaware corporation ("Borrower"), the Lenders party to the Credit Agreement referred to below ("Lenders") and General Electric Capital Corporation, a New York corporation, as agent for said Lenders ("Agent"), to the Credit Agreement referred to below.

                               W I T N E S S E T H

     WHEREAS, Borrower, Agent and Lenders have entered into an Amended and Restated Credit Agreement, dated as of December 31, 1998 (as heretofore amended, the "Credit Agreement"; the terms defined in Credit Agreement being used herein as therein defined, unless otherwise defined herein);

     WHEREAS, Borrower, on behalf of Scott Health & Safety International Oy, its wholly owned Finnish subsidiary to be incorporated ("Scott HSI"), has entered into that certain Share Purchase Agreement dated as of March 23, 2000 with Kemira Oyj to provide for the acquisition by Scott HSI from Kemira Oyj of all of the outstanding shares of capital stock of Kemira Safety Oy, a Finnish company ("Kemira"; Scott HSI and Kemira are collectively referred to herein as the "Scott HSI Group"), in consideration of approximately $17,150,000 (together with all schedules, annexes and exhibits thereto and related documents referenced therein, the "Purchase Agreement");

     WHEREAS, Borrower has requested that: (a) Agent and Lenders consent to Borrower entering into the Purchase Agreement and the other transactions contemplated under the Purchase Agreement (the "Kemira Acquisition"); (b) Agent and Lenders waive certain provisions of the Credit Agreement that would otherwise prohibit the Kemira Acquisition; and (c) certain provisions of the Credit Agreement be waived or amended to facilitate the continuing operation of the business of the Scott HSI Group following the consummation of the Kemira Acquisition; and

     WHEREAS, Agent and Lenders party hereto are willing to grant such consent and waivers and amend certain provisions of the Credit Agreement, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

     SECTION 1. CONSENT AND WAIVER. Subject to the satisfaction of each of the conditions set forth in Section 6 hereof, Agent and each Lender party hereto hereby (a) consents, pursuant to Section 11.1 of the Credit Agreement, to the Kemira Acquisition; and (b) waives the provisions of Sections 1.3, 1.7, 5.1(d), 5.12, 6.1, 6.2, 6.5, and 6.14 of the Credit Agreement to the extent, but only to the extent, such provisions would prohibit the Kemira Acquisition, the subsequent merger or other consolidation of

Kemira Safety Oy into Scott HSI, and the continuing operation of the business of the Scott HSI Goup following the consummation of the Kemira Acquisition.

          SECTION 2. The Credit Agreement is hereby amended as follows:

          (a) AMENDMENT TO SECTION 5.11(b) OF CREDIT AGREEMENT. Section 5.11(b) of the Credit Agreement is amended by inserting immediately following the phrase "Borrower Pledge Agreement" the phrase ", provided that only 65% of the Stock of any Unrestricted Subsidiary which is a Foreign Subsidiary shall secure the Obligations".

          (b) AMENDMENTS TO SECTION 6.3 OF CREDIT AGREEMENT. (i) Section 6.3 of the Credit Agreement is amended by deleting the phrase "$5,000,000" in clause (iii) thereof and substituting in lieu thereof the phrase "$10,000,000".

          (ii) Section 6.3 of the Credit Agreement is further amended by inserting the following sentence at the end thereof:

                "Borrower shall not permit Scott Health & Safety International Oy and Kemira Safety Oy to create, incur, assume or permit any Indebtedness owing to third parties in excess of $5,000,000 in the aggregate during the term of this Agreement".

          (c) AMENDMENT TO SECTION 6.4 OF CREDIT AGREEMENT. Section 6.4 of the Credit Agreement is amended by inserting at the end of clause (ii) of subsection (a) thereof the following: ", and PROVIDED, HOWEVER, that Borrower may extend loans to Scott Health & Safety International Oy and Kemira Safety Oy in an aggregate principal amount not to exceed $10,000,000 during the term of this Agreement".

          (d) AMENDMENT TO SECTION 6.6 OF CREDIT AGREEMENT. Section 6.6 of the Credit Agreement is amended by (i) deleting the word "and" immediately prior to the phrase "(vi)" and substituting in lieu thereof a comma, and (ii) inserting the following at end thereof: ", and (vii) guarantees by Borrower of the obligations of Scott Health & Safety International Oy and Kemira Safety Oy up to an aggregate of $5,000,000 at any one time".

          (e) AMENDMENT TO SECTION 6.16 OF CREDIT AGREEMENT. Section 6.16 of the Credit Agreement is amended by inserting the following at the end thereof:
", except the accounts of Scott Health & Safety International Oy and Kemira Safety Oy shall not be Blocked Accounts".

          (f) AMENDMENT TO SECTION 11.10 OF CREDIT AGREEMENT. Section 11.10(c) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

          "(c) If to Borrower, at:

                  Scott Technologies, Inc.
                  One Chagrin Highlands
                  2000 Auburn Drive
                  Suite 400
                  Beachwood, Ohio 44122
                  Attention:  Chief Financial Officer
                  Telecopy No.:  (216) 360-9104

                  With copies to:

                  Scott Technologies, Inc.
                  One Chagrin Highlands
                  2000 Auburn Drive
                  Suite 400
                  Beachwood, Ohio 44122
                  Attention:  General Counsel
                  Telecopy No.:  (216) 360-9105

                  and

                  Calfee, Halter & Griswold LLP
                  1400 McDonald Investment Center
                  800 Superior Avenue
                  Cleveland, Ohio 44114-2688
                  Attention: Martin S. Gates, Esq.
                  Telecopy No.:  (216) 241-0816"

                  SECTION 3. AMENDMENT TO SCHEDULE 3.9 TO CREDIT AGREEMENT.
Schedule 3.9, Part A, to the Credit Agreement is hereby amended by inserting "Kemira Safety Oy" and "Scott Health & Safety International Oy" at the end thereof each as an Unrestricted Subsidiary as follows:

                                                             PERCENTAGE
                                                             OF
                                                             SECURITIES
                                                             OWNED
                                                             DIRECTLY                            MATERIAL
                                         JURISDICTION OF     AND             OUTSTANDING         OPERATIONS/
NAME                 SHAREHOLDERS        INCORPORATION       INDIRECTLY      SHARES              ASSETS
----                 ------------        -------------       ----------      ------              ------
KEMIRA SAFETY        SCOTT HEALTH        FINLAND             100%            260,000              YES
OY                   & SAFETY                                                (COMMON)
                     INTERNATIONAL
                     OY

SCOTT HEALTH         STI                 FINLAND             100%            800                  YES
& SAFETY                                                                     (COMMON)
INTERNATIONAL
OY

          SECTION 4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders as follows:

          (a) All of the representations and warranties of Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on the date hereof as though made on such date, except to the extent that any such representation or warranty expressly relates to an earlier date, for changes permitted or contemplated by the Credit Agreement or this Amendment or as otherwise disclosed in writing to Agent and Lenders. No Default or Event of Default has occurred and is continuing or would result from the transactions contemplated hereby.

          (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

          (c) This Amendment has been duly executed and delivered by Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          SECTION 5. EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of this Amendment, each reference in any Loan Document to "this Agreement", "hereunder", "herein", or words of like import, and each reference in any other Loan Document to such Loan Document, shall mean and be a reference to such Loan Document as amended hereby.

          (b) Except as certain provisions are specifically amended or waived herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and is hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a modification of any right, power, or remedy of the Agent or the Lenders under any of the Loan Documents, nor constitute a modification of any provision of any of the Loan Documents.

          SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above, provided that each of the following conditions has been satisfied on the date hereof, including the delivery to Agent of each of the documents set forth below in form and substance satisfactory to Agent:

          (a) Counterparts of this Amendment duly executed by Borrower, the Required Lenders and Agent;

          (b)   A copy of the fully and duly executed Purchase Agreement;

          (c) A duly executed amendment to Borrower Pledge Agreement in respect of 65% of the outstanding Stock of Scott HSI and share certificates representing such Stock (with executed undated stock powers attached thereto);

          (d) Duly executed original copies of opinions of counsel for Borrower, together with any local counsel opinions requested by Agent, dated the date of the closing of Kemira Acquisition and addressed to Agent, on behalf of itself and Lenders; and

          (e) All of the representations and warranties of Borrower contained in Section 4 hereof shall be true and correct and certified by a certificate of an officer of Borrower.

          SECTION 7. EXPENSES. Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto.

          SECTION 8. GOVERNING LAW. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof.

          SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          SCOTT TECHNOLOGIES, INC.



                          By:_________________________
                          Name:
                          Title:



                          GENERAL ELECTRIC CAPITAL
                          CORPORATION, as Agent and Lender



                          By:___________________________
                          Name:
                          Title:




                          BANK OF AMERICA, N.A. (formerly
                          NationsBank, N.A.), as Lender



                          By:___________________________
                          Name:
                          Title:



                          BANK ONE, MICHIGAN (formerly,
                          NBD Bank), as Lender



                          By:___________________________
                          Name:
                          Title:

                          ABN AMRO BANK, N.V., as Lender



                          By:___________________________
                          Name:
                          Title:



                          NATIONAL CITY BANK, as Lender



                          By:___________________________
                          Name:
                          Title:



                          THE HUNTINGTON NATIONAL BANK, as Lender



                          By:___________________________
                          Name:
                          Title:



                          PNC BANK, NATIONAL ASSOCIATION, as Lender



                          By:___________________________
                          Name:
                          Title:

                          AMSOUTH BANK, as Lender



                          By:___________________________
                          Name:
                          Title:




                          THE PROVIDENT BANK, as Lender



                          By:___________________________
                          Name:
                          Title:



                          FIRSTAR BANK, N.A. (formerly,
                          Star Bank, N.A.), as Lender



                          By:___________________________
                          Name:
                          Title: